Exhibit 99.1

FOURTH AMENDMENT TO SECURITIES PURCHASE AGREEMENT AND AMENDMENT TO DEBENTURE

FOURTH AMENDMENT, dated as of June 3, 2008 (this “Amendment”), to the SECURITIES PURCHASE AGREEMENT, dated as of February 14, 2007, as amended by the First Amendment, dated as of April 9, 2007, the Second Amendment, dated as of November 26, 2007, and the Third Amendment, dated as of March 28, 2008 (as so amended, the “Securities Purchase Agreement”), among Corcell, Ltd., a Nevada corporation (the “Company”), Cord Blood America, Inc., a Florida corporation (the “Parent”), Career Channel, Inc., a Florida corporation d/b/a Rainmakers International (“Rainmakers”), and Shelter Island Opportunity Fund, LLC, or any Affiliate thereof designated by it (the “Purchaser”).

The parties desire to amend the Securities Purchase Agreement and the Debenture.

Therefore, in consideration of the premises and the agreements herein, the Company, the Parent, Rainmakers and the Purchaser hereby agree as follows:

1.

Definitions.  All terms used herein which are defined in the Securities Purchase Agreement or the Debenture and not otherwise defined herein are used herein as defined therein.

2.

Amendments.

Section 2(b) of the Debenture is hereby amended to provide that each Periodic Payment of $75,000 that is payable on May 30, June 30 and July 31 shall be reduced so that the only payment due from the Company to the Purchaser on such dates shall consist of accrued interest on the outstanding aggregate principal amount of the Debenture on each such date. The balance of each such Periodic Payment shall be paid on the Maturity Date.  The Securities Purchase Agreement is hereby amended in all respects as may be required to effectuate the foregoing.

3.

Conditions to Effectiveness.  This Amendment shall be effective in accordance with the terms of Section 5.5. of the Securities Purchase Agreement upon (i) the execution and delivery by the Purchaser, Parent, the Company and Rainmakers of a counterpart of this Amendment, (ii) the payment of the fees and expenses of FW in connection with the preparation and negotiation of this Amendment and the documents referred to herein in an amount not to exceed $4,000 and (iii) the Purchaser exercising on a cashless basis Warrants for 2,837,838 shares of Common Stock at a price of $.0086 per share.

4.

Representations and Warranties of Parent, the Company and Rainmakers.  The Parent, the Company and Rainmakers hereby represent and warrant to the Purchaser as follows:

(a)

The representations and warranties made by the Parent, Rainmakers and the Company in the Securities Purchase Agreement, as amended hereby, and in each other Transaction Document to which it is a party delivered to the Purchaser on or prior to the date hereof are true and correct on and as of the date hereof as though made on and as of the date hereof (except to the extent such representations and warranties expressly relate to an earlier date).

(b)

The Parent, the Company and Rainmakers each has all requisite corporate power and authority to execute, deliver and perform this Amendment and the other documents and instruments required to be delivered by them under this Amendment (the “Additional Transaction Documents”), and to perform the Securities Purchase Agreement, as amended hereby.

(c)

The execution, delivery and performance by the Parent, the Company and Rainmakers of this Amendment and each Additional Transaction Document to which it is a party, and the performance by the Parent, the Company and Rainmakers of the Securities Purchase Agreement, as amended hereby, (i) do not and will not contravene any law or any contractual restriction binding on or affecting any of them or any of their respective properties, and (ii) do not and will not result in or require the creation of any lien, security interest or other charge or encumbrance upon or with respect to any of their respective properties, other than in favor of the Purchaser.

(d)

The Securities Purchase Agreement, as amended hereby, and the Additional Transaction Documents, constitute the legal, valid and binding obligation of the Parent, the Company and Rainmakers, as the case may be, enforceable against each of them in accordance with its terms except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

5.

Representations and Warranties of Purchaser.  Purchaser hereby represents and warrants to the Parent, the Company and Rainmakers as follows:

(a)

The representations and warranties made by the Purchaser in the Securities Purchase Agreement and in each other Transaction Document to which it is a party delivered by the Purchaser on or prior to the date hereof are true and correct on and as of the date hereof as though made on and as of the date hereof (except to the extent such representations and warranties expressly relate to an earlier date).

(b)

The Purchaser has all requisite power and authority to execute, deliver and perform this Amendment and to perform the Securities Purchase Agreement, as amended hereby.

6.

Continued Effectiveness of the Securities Purchase Agreement.  Except as otherwise expressly provided herein, the Securities Purchase Agreement and the other Transaction Documents are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects except that on and after the date hereof, all references in the Securities Purchase Agreement to “this Agreement”, “hereto”, “hereof”, “hereunder” or words of like import referring to the Securities Purchase Agreement shall mean the Securities Purchase Agreement as amended by this Amendment. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Purchaser under the Securities Purchase Agreement or any of the Transaction Documents, nor constitute a waiver of any provision of the Securities Purchase Agreement or any of the Transaction Documents.  The Securities Purchase Agreement and each other Transaction Document shall be deemed to be further amended hereby to the extent necessary to make them consistent with the amendments affected hereby.

7.

Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement. This Amendment replaces and supersedes the Fourth Amendment to Securities Purchase Agreement, dated as of May 20, 2008, which amendment shall be of no force or effect.

8.

Headings.  Section headings herein are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

9.

Governing Law.  This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

10.

Amendment and Additional Transaction Documents as Transaction Documents.  The parties hereby acknowledge and agree that this Amendment and the Additional Transaction Documents constitute “Transaction Documents” for all purposes of the Transaction Documents.

(Signature Pages Follow)

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date first above written.

CORCELL, LTD.
By:__/s/ Matthew Schissler _____________________ Name: Matthew Schissler Title: Chief Executive Officer
CORD BLOOD AMERICA, INC. By:__/s/ Matthew Schissler _____________________ Name: Matthew Schissler Title: Chief Executive Officer
CAREER CHANNEL, INC.
By:__/s/ Matthew Schissler _____________________ Name: Matthew Schissler Title: Chief Executive Officer
SHELTER ISLAND OPPORTUNITY FUND, LLC By: Shelter Island GP, LLC, its Manager By:___/s/ Stephen Saltzstein______________________ Name: Stephen Saltzstein Title: Principal